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                                                                    EXHIBIT 10.6

                      P.A.M. TRANSPORTATION SERVICES, INC.
                             1995 STOCK OPTION PLAN
                         EFFECTIVE AS OF JUNE 29, 1995


                                  10.  PURPOSE

       The purpose of the P.A.M. Transportation Services, Inc. 1995 Stock Option Plan (the "Plan") is to encourage and enable eligible directors, officers and key employees of P.A.M. Transportation Services, Inc. (the "Company") and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that directors, officers and key employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for participating directors, officers and key employees to remain in the employ of and to give greater effort on behalf of the Company. It is the intention of the Company that the Plan provide for the award of "incentive stock options" qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, as well as the award of non-qualified stock options. Accordingly, the provisions of the Plan related to incentive stock options shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 422 of the Code.

                                11.  DEFINITIONS

       The following words or terms shall have the following meanings:

       (a) "Agreement" shall mean a stock option agreement between the Company and an Eligible Employee, Eligible Participant or Non-Employee Director pursuant to the terms of this Plan.

       (b) "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

       (c) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan.

       (d) "Company" shall mean P.A.M. Transportation Services, Inc., a Delaware corporation.

       (e) "Eligible Employee(s)" shall mean key employees regularly employed by the Company or a Subsidiary (including officers, whether or not they are directors) as the Board of Directors or the Committee shall select from time to time.

       (f) "Eligible Participant(s)" shall mean directors, officers, key employees of the Company and its Subsidiaries, consultants and other persons who are not otherwise eligible to receive Qualified Incentive Options pursuant to Section 8 of the Plan.



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       (g)     "Market Price" shall mean the fair market value of the Company's
Common Stock as determined by the Board of Directors or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board of Directors or the Committee shall in its discretion select and apply at the time of the grant of the option concerned. Subject to the foregoing, the Board of Directors or the Committee, in fixing the market price, shall have full authority and discretion and be fully protected in doing so.

       (h) "Non-Employee Director(s)" shall mean a director of the Company who is not a regular salaried employee of the Company or one of its Subsidiaries.

       (i) "Optionee" shall mean an Eligible Employee, Eligible Participant or Non-Employee Director having a right to purchase Common Stock under an Agreement.

       (j) "Option(s)" shall mean the right or rights granted to Eligible Employees, Eligible Participants or Non- Employee Directors to purchase Common Stock under the Plan.

       (k) "Plan" shall mean this P.A.M. Transportation Services, Inc. 1995 Stock Option Plan.

       (l) "Shares," "Stock" or "Common Stock" shall mean shares of the $.01 par value common stock of the Company.

       (m) "Subsidiary" shall mean any corporation, if the Company owns or controls, directly or indirectly, more than a majority of the voting stock of such corporation.

       (n) "Ten Percent Owner" shall mean an individual who, at the time an Option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

                              12.  EFFECTIVE DATE

       The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote of not less than a majority of the shares present and voting at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve (12) month period, then any Options granted in the intervening period shall be void.

                         13.  SHARES RESERVED FOR PLAN

       The shares of the Company's Common Stock to be sold to Eligible Employees, Eligible Participants and Non-Employee Directors under the Plan may at the election of the Board of Directors be either treasury shares or Shares originally issued for such purpose. The maximum number of Shares which shall be reserved and made available for sale under the Plan shall be 600,000; provided, however, that such Shares shall be subject to the adjustments provided in Section 8(h). Any Shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to an Option under the Plan.



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                        14.  ADMINISTRATION OF THE PLAN

       The Plan shall be administered by the Board of Directors of the Company if each member is a disinterested person (as defined herein), or the Committee. The Committee shall be comprised of not less than two (2) members appointed by the Board of Directors of the Company from among its members. No member of the Board of Directors shall be appointed or serve as a member of the Committee, and any such appointment or service immediately and automatically shall terminate, in the event that such person is not a disinterested person. As used herein, the term "disinterested person" means a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates (as such term is defined in the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), except for such grants or awards which would not disqualify the director as a "disinterested person" under Rule 16b-3 under the Exchange Act.

       Within the limitations described herein, the Board of Directors of the Company or the Committee shall administer the Plan, select the Eligible Employees and Eligible Participants to whom Options will be granted, determine the number of shares to be optioned to each Eligible Employee and Eligible Participant and interpret, construe and implement the provisions of the Plan. The Board of Directors or the Committee shall also determine the price to be paid for the Shares upon exercise of each Option, the period within which each Option may be exercised, and the terms and conditions of each Option granted to the Plan. The Board of Directors and Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

       If the Plan is administered by the Board of Directors, a majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board of Directors shall be the acts of the Board of Directors. If the Plan is administered by the Committee, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee shall be the acts of the Committee.

                                15.  ELIGIBILITY

       Options granted pursuant to Section 8 shall be granted only to Eligible Employees. Options granted pursuant to Section 9 may be granted to Eligible Employees and to Eligible Participants. Options granted pursuant to Section 10 shall be granted only to Non-Employee Directors.

                           16.  DURATION OF THE PLAN

       The Plan shall remain in effect until all Shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten (10) years from the Effective Date. The Plan shall expire on the tenth anniversary of the Effective Date.


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                        17.  QUALIFIED INCENTIVE OPTIONS

       It is intended that Options granted under this Section 8 shall be qualified incentive stock options under the provisions of Section 422 of the Code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by stock option agreements in such form and not inconsistent with this Plan as the Committee or the Board of Directors shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:

       (a) Price. The purchase price for shares purchased upon exercise will be equal to 100% of the Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee; provided that the purchase price of stock deliverable upon the exercise of a qualified incentive option granted to a Ten Percent Owner shall be not less than one hundred ten percent (110%) of the Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee, but in no case less than the par value of such stock.

       (b) Number of Shares. The Agreement shall specify the number of Shares which the Optionee may purchase under such Option.

       (c) Exercise of Options. The shares subject to the Option may be purchased in whole or in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the Plan, but in no event later than ten (10) years from the date of grant of the Option. Notwithstanding the foregoing, Shares subject to an Option granted to a Ten Percent Owner shall be exercisable no later than five (5) years from the date of grant of the Option.

       (d) Medium and Time of Payment. Stock purchased pursuant to an Agreement shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash or shares of the Common Stock of the Company, or a combination of cash and shares of the Common Stock of the Company, in the discretion of, and as authorized by, the Committee. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for such Shares.

       (e) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such Shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

       (f) Nonassignability of Option. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

       (g) Effect of Termination of Employment or Death. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's



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Agreement. In the event that an Optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability prior to the time that an Option or portion thereof becomes exercisable, such Option or portion thereof which is not then exercisable shall terminate and be null and void. Whether authorized leave of absence for military or government service shall constitute termination of employment for the purpose of this Plan shall be determined by the Board of Directors or the Committee, which determination shall be final and conclusive.

       In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any Option or portion thereof which was not exercisable on the date such Optionee ceased employment shall become immediately exercisable for a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement.

       "Permanent and total disability" as used in this Plan shall be as defined in Section 22(e)(3) of the Code.

       In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

       (h) Recapitalization. In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number and Option exercise price of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, as determined to be proper and appropriate by the Board of Directors or the Committee.

       (i) Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the Shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Optionee provide that the Option (including, in the discretion of the Board of Directors, any portion of such Option which is not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated. If any adjustment under this Section 8(i) would create a fractional share of Stock or



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a right to acquire a fractional share, such shall be disregarded and the number of shares of Stock available under the Plan and the number of Shares covered under any Options previously granted pursuant to the Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 8(i) by the Board of Directors shall be conclusive and binding on all affected persons.

       Except as otherwise expressly provided in this Plan, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or prices of shares of Common Stock subject to an Option.

       The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

       (j) Annual Limitation. The aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a non-qualified stock option granted pursuant to Section 9.

       (k) General Restriction. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Alternatively, such Options shall be issued and exercisable only upon such terms and conditions and with such restrictions as shall be necessary or appropriate to effect exemption from such listing, registration, or other qualification requirement.

                           18.  NON-QUALIFIED OPTIONS

       The Board of Directors or the Committee may grant to Eligible Employees or Eligible Participants Options under the Plan which are not qualified incentive stock options under the provisions of Section 422 of the Code. Such non-qualified options shall be evidenced by Agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which Agreements shall contain in substance the same terms and conditions as set forth in Section 8 hereof with respect to qualified incentive options; provided, however, that the limitations set forth in Sections 8(a) and 8(c) with respect to Ten Percent Owners shall not be applicable to non-qualified options granted to any Ten Percent Owner, and the limitation set forth in
Section 8(j) with respect to the annual limitation of incentive stock options shall not be applicable to non-qualified option grants; provided further, that non-qualified options may be granted at a purchase price equal to not less than 75% of the Market Price on the day the Option is granted.


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                     19.  OPTIONS TO NON-EMPLOYEE DIRECTORS

       Notwithstanding any provisions of the Plan to the contrary, the participation and eligibility of a Non-Employee Director in the Plan shall be limited exclusively to the following:

       (a) On March 2, 1997 and on March 2 of each year thereafter during the term of this Plan, each then Non-Employee Director of the Company shall be granted, without the necessity of action by the Board of Directors or any committee thereof, an Option to purchase 1,000 shares of Common Stock at an option exercise or purchase price equal to the Market Price of such Stock on the date of grant; provided, that in the event that the date of grant falls on a weekend or holiday, then the option exercise price shall be determined by reference to the Market Price of the Common Stock on the business day next preceding the grant date.

       (b) Options granted under this Section 10 shall be exercisable commencing on the date of grant or, with respect to any Option granted prior to stockholder approval of this Plan, upon the date of such stockholder approval, and thereafter until the earlier to occur of the following: the close of business on (i) the date which is the fifth anniversary of the date of grant;
(ii) the date which is the 90th day following the date upon which such Non-Employee Director ceases to be a director of the Company for any reason other than death or permanent and total disability; or (iii) the date which is the first anniversary of the date on which such Non-Employee Director ceases to be a director of the Company as a result of death or permanent and total disability.

       (c) In all other respects, Options granted to Non-Employee Directors hereunder shall contain in substance the same terms and conditions as set forth in Section 9 hereof with respect to non-qualified options. No Non-Employee Director shall be eligible to receive Options hereunder except as provided in this Section 10. This Section may not be amended more than once every six months.

                           20.  AMENDMENT OF THE PLAN

       The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the shares present and voting thereon by the Company's shareholders at a meeting of the shareholders at which a quorum is present. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (1) increase the maximum number of Shares for which Options may be granted under the Plan (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or (2) reduce the option exercise price or waiting period (except as otherwise expressly provided in Sections 8(h) and 8(i) hereof), or (3) extend the maximum period during which Options may be granted or exercised, or (4) change the class of persons eligible for Options under Section 6 hereof, or (5) otherwise materially modify (within the meaning of Rule 16b-3 of the Exchange
Act) the requirements as to eligibility for participation in the Plan, or (6) otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to participants under the Plan. The termination or any modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under an Option or right previously granted to him or her. With the written consent of the Optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that incentive options granted



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hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options." The Company's Board of Directors may also suspend the granting of Options pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option granted before such suspension or termination unless (1) the affected participant consents in writing to such modification or amendment or (2) there is a dissolution or liquidation of the Company.

                              21.  BINDING EFFECT

       All decisions of the Board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company and on all persons eligible or who become eligible to participate in the Plan.

                           22.  APPLICATION OF FUNDS

       The proceeds received by the Company from the sale of Common Stock pursuant to Options exercised hereunder will be used for general corporate purposes.





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